Exhibit 10.1

Amendment Agreement
This Amendment Agreement is dated as of January 26, 2015 (this “Amendment Agreement”) by and among each of the Lenders set forth on Schedule I annexed hereto (each an “Increasing Lender” and collectively the “Increasing Lenders”), AIRCASTLE LIMITED, an exempted company organized and existing under the laws of Bermuda (the “Borrower”) and CITIBANK, N.A., as agent for the Increasing Lenders (the “Agent”).
W I T N E S S E T H:
WHEREAS, reference is hereby made to that certain Second Amended and Restated Credit Agreement, dated as of December 19, 2012, as amended and restated as of August 2, 2013 and as further amended and restated as of March 31, 2014, (the “Credit Agreement”; capitalized terms used herein and not defined shall have the meanings set forth in the Credit Agreement), among the Borrower, the Agent and each of the financial institutions from time to time party thereto as lenders (the “Lenders”).
WHEREAS, pursuant to Section 12.6 of the Credit Agreement and subject to the terms and conditions of the Credit Agreement, the Borrower and the Required Lenders may amend certain terms of the Credit Agreement.
WHEREAS, pursuant to Section 2.7(b) of the Credit Agreement and subject to the terms and conditions of the Credit Agreement, the Borrower may increase the Total Revolving Credit Commitment by entering into one or more accession agreements with the Agent and Increasing Lenders.
WHEREAS, on January 26, 2015, the Borrower delivered an Increased Commitment Notice to the Agent with respect to an aggregate principal amount of $150,000,000 of Increased Commitments to be provided by the Increasing Lenders on the date hereof.
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION ONE. Amendments to Credit Agreement.
Each Increasing Lender hereby consents to amend Section 2.7(b) of the Credit Agreement to replace “500,000,000” with “600,000,000”.
SECTION TWO. Agreements of Increasing Lenders.
Immediately after giving effect to the Amendments described in Section One, each Increasing Lender hereby commits to provide its respective Increased Commitment as set forth on Schedule I(a) annexed hereto and, after giving effect to such Increased Commitments, will have total Commitments as set forth on Schedule I(b) annexed hereto. Such Increased Commitment shall be subject to the provisions of the Credit Agreement and the other Loan Documents and shall constitute Total Revolving Commitments thereunder. It is acknowledged that no Revolving Credit Outstandings exist immediately prior to the effectiveness of this Amendment Agreement.
SECTION THREE. Conditions to Effectiveness. This Amendment Agreement shall become effective on January 26, 2015 (the “Effective Date”) when, and only when, the following conditions have been satisfied:
(i)    this Amendment Agreement shall have been executed and delivered by the Borrower, each Increasing Lender, Lenders constituting Required Lenders and the Agent; and
(ii)    the Agent shall have received (x) for the account of each Increasing Lender, an upfront fee equal to 0.35% of the aggregate principal amount of such Increasing Lender’s Increased Commitment and (y) all expenses for which reasonably detailed invoices have been presented (including the reasonable fees and expenses of a single legal counsel), on or before the Effective Date.
SECTION FOUR. Representations and Warranties. In order to induce each Increasing Lender and the Agent to enter into this Amendment Agreement, the Borrower represents and warrants to each Increasing Lender and the Agent that, as of the Effective Date, after giving effect to this Amendment Agreement and both before and after giving effect to the transactions contemplated by this Amendment Agreement:
(a)    no Default or Event of Default has occurred and is continuing;
(b)    the entry into this Amendment Agreement by the Borrower has been duly authorized by all necessary corporate or other action of each such entity; and
(c)    each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents is true and correct in all material respects (except to the extent any such representation or warranty is qualified by “materially,” “Material Adverse Effect” or a similar term, in which case such representation and warranty shall be true and correct in all respects) on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, in all material respects as of such specific date).
SECTION FIVE. Reference to and Effect on the Loan Documents. On and after the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment Agreement, and this Amendment Agreement shall constitute a “Loan Document” for all purposes under the Credit Agreement. The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment Agreement, are and shall continue to be in full force and effect. The execution, delivery and effectiveness of this Amendment Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
SECTION SIX. Costs, Expenses and Taxes. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment Agreement and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees, charges and disbursements of Cahill Gordon & Reindel llp, counsel to the Agent) in accordance with the terms of Section 12.5 of the Credit Agreement.
SECTION SEVEN. Execution in Counterparts. This Amendment Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment Agreement by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.
SECTION EIGHT. Governing Law. THIS AMENDMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

AIRCASTLE LIMITED,
as Borrower
By:     /s/ Christopher Beers
Name: Christopher Beers
Title: General Counsel

CITIBANK, N.A.,
as the Agent
By:    /s/ Maureen Maroney         Name: Maureen Maroney
Title: Vice President

CITIBANK, N.A., as an Increasing Lender
By:    /s/ Maureen Maroney
Name: Maureen Maroney
Title: Vice President

GOLDMAN SACHS BANK USA, as an Increasing Lender
By:    /s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

JPMORGAN CHASE BANK, N.A., as an Increasing Lender
By:    /s/ Matthew H. Massie
Name: Matthew Massie
Title: Managing Director

ROYAL BANK OF CANADA, as an Increasing Lender
By:    /s/ Kevin Flynn
Name: Kevin Flynn
Title: Authorized Signatory

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as an Increasing Lender
By:    /s/ Brian Bolotin
Name: Brian Bolotin
Title: Managing Director

By:    /s/ Thomas Jean
Name: Thomas Jean
Title: Director

DBS BANK LTD., LOS ANGELES AGENCY, as an Increasing Lender
By:    /s/ Rose Park
Name: Rose Park
Title: Portfolio Director

MUFG UNION BANK, N.A., as an Increasing Lender
By:    /s/ Robert Jones
Name: Robert Jones
Title: Director

DEUTSCHE BANK AG NEW YORK BRANCH, as an Increasing Lender

By:    /s/ Michael Shannon
Name: Michael Shannon
Title: Vice President

By:    /s/ Anca Trifan
Name: Anca Trifan
Title: Managing Director

BNP PARIBAS, as an Increasing Lender
By:    /s/ Eric Chilton
Name: Eric Chilton
Title: Managing Director

By:    /s/ Stephanie Klein
Name: Stephanie Klein
Title: Vice President

SCHEDULE I(a)
TO AMENDMENT AGREEMENT

Name of Lender	Increased Commitment
Citibank, N.A.	$ 16,666,666.66666667
Goldman Sachs Bank USA	$ 16,666,666.66666667
JPMorgan Chase Bank, N.A.	$ 16,666,666.66666667
Royal Bank of Canada	$ 16,666,666.66666667
Credit Agricole Corporate & Investment Bank	$ 16,666,666.66666667
DBS Bank Ltd., Los Angeles Agency	$ 16,666,666.66666667
Union Bank, N.A.	$ 16,666,666.66666667
Deutsche Bank AG New York Branch	$ 16,666,666.66666667
BNP Paribas	$ 16,666,666.66666667
Total	$ 150,000,000.00000000

SCHEDULE I(b)
TO AMENDMENT AGREEMENT

Name of Lender	Revolving Credit Commitment	Applicable Commitment Percentage
Citibank, N.A.	$ 66,666,666.66666667	11.1111%
Goldman Sachs Bank USA	66,666,666.66666667	11.1111%
JPMorgan Chase Bank, N.A.	66,666,666.66666667	11.1111%
Royal Bank of Canada	66,666,666.66666667	11.1111%
Credit Agricole Corporate & Investment Bank	66,666,666.66666667	11.1111%
DBS Bank Ltd., Los Angeles Agency	66,666,666.66666667	11.1111%
Union Bank, N.A.	66,666,666.66666667	11.1111%
Deutsche Bank AG New York Branch	66,666,666.66666667	11.1111%
BNP Paribas	66,666,666.66666667	11.1111%
Total	$600,000,000.00000000	100.0000%